UNITED STATES SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
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OFFICE DEPOT, INC.
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The following press release was issued by Office Depot, Inc. on April 15, 2008:

CONTACTS:

Brian Turcotte
Investor Relations
561-438-3657
brian.turcotte@officedepot.com

Brian Levine
Public Relations
561-438-2895
brian.levine@officedepot.com

David Reno/Dan Gagnier
Sard Verbinnen & Co.
212-687-8080
dgagnier@sardverb.com
dreno@sardverb.com

OFFICE DEPOT RESPONDS TO S&P RATINGS ACTION

Office Depot Is Implementing Its Strong Turnaround Plan And Is Committed To Taking Every
Step Necessary To Improve The Company’s Performance

Office Depot Is Confident That Our Most Recent Fiscal Quarter Ending March 31, 2008, Will
Demonstrate Improved Results Over Our Last Fiscal Quarter Ending December 29, 2007

Delray Beach, Fla., April 15, 2008 — Office Depot, Inc. (NYSE: ODP), a leading global provider of office products and services, today responded to the decision by Standard & Poor's Ratings Services (S&P) to lower the Company’s credit rating from BBB- to BB+. Office Depot said that while it is disappointed with S&P’s decision, it continues to press ahead with the implementation of its strong turnaround plan and remains confident that its efforts will be successful.

     Commenting on the S&P ratings action, Office Depot Chairman and CEO Steve Odland said, “Our management team is committed to taking every step necessary to improve the Company’s performance. We have a strong turnaround plan in place and we are focused on executing that plan. We believe that we have identified the key growth and margin expansion initiatives that we need to succeed and deliver value for all of our constituents, and we believe that we are on track to improve our operating margins by 300 basis points over and above our normalized rate by year-end 2010. Office Depot is committed to maintaining a strong financial base to support our business as we move forward and focus on delivering value to our stockholders. We are also confident that our most recent fiscal quarter ending March 31, 2008, will demonstrate improved results over our last fiscal quarter ending December 29, 2007, and we will continue to work with S&P to address their issues and concerns.”

      The growth-oriented elements of Office Depot’s turnaround plan for each of its three divisions include:

•	North American Retail – Focusing on micro-business customers with a new product assortment and re-launched loyalty program to provide an even stronger value proposition; improving our value programs Buy More & Save, Private Brands and Worklife Rewards™; and enhancing service offerings to complement product offerings.

•	North American Business Solutions – Redesigning a direct marketing program that includes launching a new telephone account management strategy and structure; improving online marketing efficiency and effectiveness; and pursuing a detailed contact strategy to optimize penetration of existing customers.

•	International – Improving service in the U.K. and actively managing costs and maximizing distribution efficiency; improving productivity by transitioning back-office functions to a shared service center in Eastern Europe and consolidating European call centers and distribution facilities; and leveraging global sourcing to increase direct import and private brand penetration in Europe and Asia.

The margin-expansion elements of Office Depot’s turnaround plan include:

•	Global Supply Chain – Combining North American Retail and Business Solutions cross docks and distribution centers from a total of 33 facilities to 12 combination facilities; reducing European warehouses from 21 to 14 facilities and consolidating seven warehouse management systems to one.

•	Global Information Technology – Installing company-wide Oracle ERP system; establishing single company-wide warehouse management system.

•	Private Brand/Global Sourcing – Expanding penetration and global sourcing of higher-margin private brand; expanding categories of products sourced and countries utilized.

•	Financial Back Office – Greater use of third parties for back office operations; near- shoring of International financial functions.

•	Call Centers – Optimizing balance of near shore and offshore customer service in North America; consolidate EU call centers.

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Important Information: In connection with the solicitation of proxies, Office Depot filed with the Securities and Exchange Commission (the “SEC”) and mailed to stockholders a definitive proxy statement dated March 14, 2008 (as supplemented by proxy supplement no. 1 dated March 24, 2008, the “Proxy Statement”). The Proxy Statement contains important information about Office Depot and the 2008 annual stockholders meeting. Office Depot’s stockholders are urged to read the Proxy Statement carefully. Stockholders may obtain additional free copies of the Proxy Statement and other relevant documents filed with the SEC by Office Depot through the website maintained by the SEC at www.sec.gov. The Proxy Statement and other relevant documents may also be obtained free of charge from Office Depot by contacting Investor Relations in writing at Office Depot at 2200 Old Germantown Road, Delray Beach, FL; or by phone at 561-438-3657; or by email at brian.turcotte@officedepot.com. The Proxy Statement is also available on Office Depot’s website at www.officedepot.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the Proxy Statement. Stockholders may also contact MacKenzie Partners, Inc. with questions or requests for additional copies of the proxy materials by calling toll-free (800) 322-2885 or collect (212) 929-5500, or by email at officedepotproxy@mackenziepartners.com.

About Office Depot

Every day, Office Depot is Taking Care of Business for millions of customers around the globe. For the local corner store as well as Fortune 500 companies, Office Depot provides products and services to its customers through more than 1,600 worldwide retail stores, a dedicated sales force, top-rated catalogs and a $4.9 billion e-commerce operation. Office Depot has annual sales of approximately $15.5 billion, and employs about 49,000 associates around the world. The Company provides more office products and services to more customers in more countries than any other company, and currently sells to customers directly or through affiliates in 43 countries.

Office Depot's common stock is listed on the New York Stock Exchange under the symbol ODP and is included in the S&P 500 Index. Additional press information can be found at: http://mediarelations.officedepot.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995, as amended (the “Act”), provides protection from liability in private lawsuits for “forward-looking” statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the “safe harbor” provisions of the Act. Certain statements made in this document are “forward-looking” statements under the Act. Except for historical financial and business performance information, statements made in this document should be considered ‘forward-looking’ as referred to in the Act. These forward-looking statements speak only as of the date of this document; we disclaim any obligation to update these statements, and we caution you not to rely on them unduly. Much of the information that looks towards future performance of our company is based on various factors and important expectations and assumptions about future events that may or may not actually come true. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made in this document. Certain risks and uncertainties are detailed from time to time in our filings with the SEC. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The Company’s SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com, as well as on a number of other commercial web sites.